UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2021

LiqTech International, Inc.
(Exact name of registrant as specified in charter)

Nevada	001-36210	20-1431677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Industriparken 22C, 2750 Ballerup, Denmark
(Address of principal executive offices)

+45 3131 5941
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LIQT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Unregistered Sales of Equity Securities.

Exchange Agreements

On August 17, 2021, LiqTech International, Inc. (the “Company”) entered into two exchange agreements (each, an “Exchange Agreement”), with two of the Company’s shareholders (each, a “Shareholder”, and collectively, the “Shareholders”).

Under the terms of the Exchange Agreements, the Shareholders agreed to exchange an aggregate of 500,000 shares of common stock of the Company, $0.001 par value per share (the “Common Stock”), for prefunded warrants (each, a “Prefunded Warrant”). The Prefunded Warrants will be exercisable at an exercise price of $0.001 per share, subject to adjustments as provided under the terms of the Prefunded Warrants. The Prefunded Warrants will be exercisable at any time on or after the closing date. The Exchange Agreements contain additional terms typical of exchange agreements including representations and warranties of the parties. The terms and conditions of the Exchange Agreement for each Shareholder are essentially the same, except for the number of shares of Common Stock exchanged and the corresponding number of shares of Common Stock purchasable under each Prefunded Warrant.

The issuances of Prefunded Warrants under the Exchange Agreements were made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended and Regulation D promulgated thereunder, because, among other things, the transaction did not involve a public offering, the Seller is an accredited investor, the Purchaser acquired the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

The above description of the Exchange Agreements does not purport to be complete and is qualified in its entirety by the form of Exchange Agreement, which is incorporated herein and attached hereto as Exhibit 10.1.

Prefunded Warrants

In connection with the Exchange Agreement, as of the date of the Exchange Agreement, the Company issued the Prefunded Warrants to the Shareholders. The exercise price of each Prefunded Warrant is equal to $0.001 per share, and the Prefunded Warrants are exercisable on or after August 17, 2021, subject to the limitations on exercise and conditions set forth by the Prefunded Warrants. The Prefunded Warrants are subject to customary adjustments in the event of stock splits and dividends, fundamental transactions, and subsequent offerings of rights to purchase stock.

The above description of the Prefunded Warrants does not purport to be complete and is qualified in its entirety by the form of Prefunded Warrant, which is incorporated herein and attached hereto as Exhibit 4.1.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained above under Item 1.01 is hereby incorporated by reference in response to this Item 3.02 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Title or Description

4.1	Form of Pre-Funded Common Stock Purchase Warrant

10.1	Form of Exchange Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIQTECH INTERNATIONAL, INC.

Date: August 20, 2021	/s/ Claus Toftegaard
Claus Toftegaard
Chief Financial Officer